FORM 8-K

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

July 17, 2002

(Date of report)

NATIONAL PROCESSING, INC

(Exact name of registrant as specified in its charter)

Ohio	1-11905	61-1303983

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1231 Durrett Lane, Louisville, Kentucky (Address of principal executive offices)	40213 (Zip Code)

(502) 315-2000

(Registrant’s telephone number, including area code)

Item 5. Other Events
Item 7. Financial Statements, Pro forma Financial Information and Exhibits
Signatures
Exhibit 99.1 Press Release

Item 5. Other Events

On July 17, 2002, the Registrant issued a News Release reporting earnings for the quarter and six months ended June 30, 2002.

Reference is made to the News Release, dated July 17, 2002, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7. Financial Statements, Pro forma Financial Information and Exhibits

(a) (b) (c)	FINANCIAL STATEMENT OF BUSINESS ACQUIRED: None PRO FORMA FINANCIAL INFORMATION: None EXHIBITS:

99.1 News Release, dated July 17, 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL PROCESSING, INC. (Registrant)
By:	/s/ Carlton E. Langer Name: Carlton E. Langer Title: Secretary

Dated: July 17, 2002